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                                                                   Exhibit 99.1

                                ESCROW AGREEMENT

         ESCROW AGREEMENT (this "ESCROW AGREEMENT"), dated as of July 2, 2003, by and among Richemont Finance S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg ("RICHEMONT"), Chelsey Direct, LLC, a Delaware limited liability company ("CHELSEY"), and JPMorgan Chase Bank, a New York corporation as escrow agent (the "ESCROW AGENT").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Richemont and Chelsey have entered into a Purchase and Sale Agreement, dated as of May 19, 2003 (the "PURCHASE AGREEMENT"), which provides for the purchase by Chelsey of the Shares (as defined in the Purchase Agreement), subject to the terns and conditions set forth in the Purchase Agreement;

         WHEREAS, pursuant to the third paragraph of that certain Side Letter, dated as of May 19, 2003, by and between Richemont and Chelsey (the "SIDE LETTER"), Chelsey is obligated to obtain an irrevocable letter of credit ("LC") in the amount of US$10 million to secure Chelsey's obligations pursuant to the Purchase Agreement (the "OBLIGATIONS") within 20 days of the Closing;

         WHEREAS, Richemont and Chelsey agree that in lieu of obtaining the LC, Chelsey will deliver US$10 million (the "ESCROW AMOUNT") to the Escrow Agent to be held by the Escrow Agent in an interest-bearing account as security for the Obligations; and

         WHEREAS, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement unless otherwise specified.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and undertakings set forth herein, the parties hereto agree as follows:

         1. Appointment of Escrow Agent. Richemont and Chelsey hereby appoint the Escrow Agent as escrow agent hereunder, and the Escrow Agent hereby accepts such appointment, subject to the terns and conditions contained herein.

         2. Deposit of Funds into Escrow Account. Concurrently with the execution of this Escrow Agreement, Chelsey has deposited with the Escrow Agent the Escrow Amount all of which fiends shall be held by the Escrow Agent in an interest-bearing escrow account (the "ESCROW ACCOUNT") at the Escrow Agent (the Escrow Amount, excluding any interest or other income earned thereon, for the purposes set forth herein, the "ESCROW FUND") and distributed in accordance with the terns hereof. The Escrow Agent hereby acknowledges receipt of the Escrow Amount. The Escrow Fund and any interest or other income earned thereon will be invested as provided in Section 4 of this Escrow Agreement.

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     3.   Liabilities, etc. Covered. The Escrow Agent shall hold the Escrow Fund in accordance with the terms of this Escrow Agreement. The Obligations of Chelsey shall be secured by the Escrow Fund. The parties acknowledge and agree that the Escrow Fund shall be a source for satisfying such obligations, but shall not be the sole source of satisfaction of such obligations, which obligations are full-recourse obligations of Chelsey as provided in the Purchase Agreement.

     4.   Investment of Funds.

          (a) The Escrow Agent shall invest and reinvest the funds deposited in the Escrow Account in the Trust Account with the JPMorgan Chase Bank at a rate of 30 day LIBOR minus 35 bps.

          (b) All interest or other income received from the investment and reinvestment of the Escrow Fund as provided in Section 4 shall be held by the Escrow Agent and invested in accordance with this Section 4 and distributed to Chelsey upon the request of Chelsey, but such request may not be made more than once per quarter.

     5. Procedures for Disbursement of Escrow Fund. The Escrow Agent shall be authorized to make disbursements of the Escrow Fund from the Escrow Account in accordance with the following provisions, or as provided in Section 6 hereof, but not otherwise:

          (a) If a certificate executed by Richemont is delivered to the Escrow Agent and Chelsey (the "DISTRIBUTION NOTICE") which instructs the Escrow Agent to distribute all or a specified portion of the Escrow Fund in a particular manner to any person or persons in order to satisfy Obligations of Chelsey under the Purchase Agreement which Distribution Notice shall set forth in reasonable detail the Obligation, all or such portion of the Escrow Fund shall be so distributed by the Escrow Agent 10 days after delivery of the Distribution Notice, unless prior to the end of such 10-day period Chelsey shall have delivered to the Escrow Agent and Richemont a certificate stating that it disputes all or part of the Distribution Notice and sets forth in reasonable detail the reason for such dispute. During such 10-day period, Chelsey shall be entitled to request and receive reasonable evidence from Richemont of the Obligations described in the Distribution Notice. At the end of the 10-day period, the Escrow Agent shall make disbursements from the Escrow Fund for any portion of the Distribution Notice as to which Chelsey has not delivered a notice of dispute.

          (b) If a Certificate executed by Richemont and Chelsey is delivered to the Escrow Agent which instructs the Escrow Agent to distribute all or a specified portion of the Escrow Fund (an "AGREEMENT NOTICE") in a particular manner to any person or persons, all or such portion of the Escrow Fund shall be so distributed by the Escrow Agent.

          (c) Notwithstanding anything to the contrary in this Section 5 hereof, in the event any court order, judgment, decree, attachment or levy (an "ORDER") is issued with respect to all or any portion of the Escrow Fund, the Escrow Agent shall provide written notice (the "ORDER NOTICE") to the parties hereto of the Order and shall comply therewith and provide written notice to the parties hereto unless compliance therewith is stayed by court order.

          (d) Except as set forth in Section 5(a) above, all payments hereunder shall be made within five business days of the Escrow Agent's receipt of a Distribution Notice or Agreement Notice or

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within five business days of Chelsey's receipt of the Order Notice, as the case may be, and shall be made by wire transfer of immediately available funds to such bank account or accounts designated in writing to the Escrow Agent by (i) Chelsey in the case of payments to Chelsey made pursuant to a Distribution Notice, Agreement Notice or Order; or (ii) Richemont in the case of payments to Richemont or any other Indemnified Party made pursuant to a Distribution Notice, Agreement Notice or Order.

     6. Disbursement of Escrow Fund to Chelsey. On May 20, 2008 (or the next business day in the event that such anniversary is a Saturday, Sunday or banking holiday) (the "RELEASE DATE"), the Escrow Agent shall disburse to Chelsey the remaining amount of the Escrow Fund then outstanding; PROVIDED, HOWEVER, that if any Distribution Notice, Agreement Notice or any Order, as the case may be, is received by the Escrow Agent prior to May 20, 2008, the Escrow Agent shall first make the disbursement required by such Distribution Notice, Agreement Notice or Order, as the case may be, and then shall make the disbursement pursuant to this
Section 6; PROVIDED, FURTHER, that if prior to May 20, 2008 the Support Period (as defined in the Side Letter) has been extended in accordance with the terms of the Side Letter and written notice of such extension shall have been delivered to the Escrow Agent by Richemont or Chelsey, the Release Date shall be deferred indefinitely until a certificate executed by Richemont and Chelsey is delivered to the Escrow Agent notifying the Escrow Agent of the end of the Support Period. This Section 6 shall be subject in all respects to Section 9 hereof.

          (a) In the event fund transfer instructions are given (other than in writing at the time of the execution of the Agreement), whether in writing, by telecopier or otherwise the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on the call-back schedule attached hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in the Call-Back Schedule, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of your executive officers, ("EXECUTIVE OFFICERS"), which shall include the titles of Manager, President or Chief Financial Officer, as the Escrow Agent may select. Such "EXECUTIVE OFFICER" shall deliver to the Escrow Agent a fully executed Incumbency Certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Richemont or Chelsey to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

     7.   Escrow Agent's Duties and Fees.

          (a) Duties Limited. The Escrow Agent undertakes to perform only such duties as are expressly set

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forth herein. Except as provided herein, the Escrow Agent shall not be subject to, or have any liability or responsibility under, nor be obligated to recognize, any other agreements or directions or instructions of any of the parties hereto or any other person in carrying out its duties hereunder. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceeding which relates to this Escrow Agreement.

          (b) Reliance. The Escrow Agent may rely upon, and shall be protected in acting or refraining from acting upon, any written notice, instructions or requests furnished to it pursuant to the terms and provisions of this Escrow Agreement and believed by it to be genuine and to have been signed or presented by the proper party or parties in a timely fashion. The Escrow Agent shall also be protected in refraining from acting upon any such notice, instructions or requests furnished to it and believed by it not to be genuine or timely furnished.

          (c) Good Faith. Chelsey hereby agrees to indemnify the Escrow Agent and its officers, directors and employees for, and hold the Escrow Agent and such persons harmless against, any claims, losses, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) of any kind incurred by the Escrow Agent without willful misconduct, recklessness, gross negligence or bad faith on its part, arising out of or in connection with this Escrow Agreement and the performance of its duties hereunder, including any litigation arising from this Escrow Agreement or involving the subject matter hereof (other than any claim made against the Escrow Agent by Richemont or Chelsey). Anything in this agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood for such loss or damage and regardless of the form of action. The Escrow Agent shall not be responsible or liable for any act or failure to act hereunder except in the case of its willful misconduct, recklessness, gross negligence or bad faith. This Section 7(c) will survive termination of this Escrow Agreement.

          (d) Successor Escrow Agents. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation to Richemont and Chelsey not less than 60 calendar days prior to the effective date thereof, specifying the date upon which such resignation shall take effect. In addition, Richemont and Chelsey, acting jointly, shall have the right to terminate the appointment of the Escrow Agent by giving it notice in writing of such termination, specifying the date upon which such termination shall take effect. In the event of the resignation or termination of the Escrow Agent, Richemont and Chelsey shall appoint a successor before the effective date thereof and shall give written notice to the Escrow Agent then serving of such appointment and if the parties hereto shall fail to name a successor escrow agent before the effective date thereof, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent. Upon demand of the successor Escrow Agent, and payment by Chelsey of the Escrow Agent's fees and expenses, all funds and property in the Escrow Account shall be turned over promptly to such successor Escrow Agent who shall thereupon be bound by all of the provisions hereof.

          (e) Fees. The Escrow Agent shall be paid a fee in accordance with the schedule set forth on Exhibit I attached hereto, and shall be reimbursed for any reasonable and documented out-of-

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pocket expenses reasonably incurred by it in carrying out its duties hereunder.
Chelsey shall be responsible for the payment of such fees and expenses.

          (f) Additional Documents. Richemont and Chelsey agree to execute and deliver to the Escrow Agent such additional documents as it may reasonably request to evidence termination of this Escrow Agreement and evidence their consent to the distribution of funds from the Escrow Account.

     8.   Taxes.

          (a) All interest or other income earned on any funds held by the Escrow Agent in the Escrow Account shall be considered the currently reportable income, for federal income tax purposes, of Chelsey. The Escrow Agent annually shall file information returns with the United States Internal Revenue Service and payee statement with Chelsey, documenting such interest or other income payments. Chelsey shall provide the Escrow Agent all forms and information necessary to complete such information returns and payee statements.

          (b) Each party agrees to provide the Escrow Agent with a certified tax identification number by signing and returning a W-9 or W-8 to the Escrow Agent within 10 days from the date hereof. Chelsey understands that, in the event such tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code may require withholding of a portion of any interest or other income earned on the investment of the Escrow Fund.

          (c) Should the Escrow Agent become liable for the payment of taxes, including withholding taxes, relating to income derived from any funds held by it in the Escrow Account or any payment made hereunder, the Escrow Agent may pay such taxes from the Escrow Fund.

     9. Dispute Resolution. Subject to Section 5 above, in the event that Richemont receives notice or becomes aware of any loss, liability, claim, damage, or expense of an Indemnified Party involving a third party claim which, in Richemont's good faith belief, may result in a claim against Chelsey pursuant to the Obligations set forth in Section 5 of the Purchase Agreement (a "CLAIM"), Richemont shall be entitled to give notice to such effect to Chelsey and the Escrow Agent. Subject to Section 5 above, the Escrow Agent, upon receipt of written notice which notice shall specify Richemont `s reasonable estimate of the maximum amount of the potential Claim ("RICHEMONT'S ESTIMATED AMOUNT"), is authorized and directed to retain in its possession without liability to any persons or party, Richemont's Estimated Amount of the Escrow Fund (or, if Richemont `s Estimated Amount would require setting aside an amount of the Escrow Fund that exceeds the full amount of the Escrow Fund remaining in escrow, the entire Escrow Fund so remaining) until such Claim shall have been settled either by the mutual agreement of the parties involved or by an Order.

     10. Consent to Jurisdiction and Service. The parties consent and submit to the jurisdiction of the courts of the State of Delaware and of any federal court located in the State of Delaware in connection with any actions or proceeding brought against the parties hereto by the Escrow Agent arising out of or in relation to this Escrow Agreement. In any such action or proceeding the parties hereto hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and agree that service thereof may be

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made by certified or registered first class mail directed to the parties hereto at the addresses set forth below.

    11. Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be given in writing and shall be
(a) personally delivered, (b) sent by overnight courier or by registered mail, postage prepaid, or (c) sent by telephonic facsimile transmission, with receipt confirmed. All such communications shall be addressed as follows:

                                     If to Richemont:
                                     Richemont Finance S.A.
                                     35 Boulevard Prince Henri
                                     L 1724 Luxembourg
                                     Fax: 011-4141-711-7138
                                     Attention: Alan Grieve

                                     with a copy to:
                                     Skadden, Arps, Slate, Meagher & Flom LLP
                                     Four Times Square
                                     New York, NY 10036-6522
                                     Fax: (212) 735-2000
                                     Attention: Morris J. Kramer

                                     If to Chelsey:
                                     Chelsey Direct LLC 712 Fifth Avenue
                                     45th Floor
                                     New York, NY 10019
                                     Fax: (212) 909-9450
                                     Attention: William B. Wachtel

                                     with a copy to:
                                     Wachtel & Masyr, LLP
                                     110 East 59 Street
                                     New York, NY 10022
                                     Fax: (212) 909-9450

                                     If to the Escrow Agent
                                     JP Morgan Chase Bank
                                     4 New York Plaza, 15th Floor
                                     NY, NY 10004
                                     Attn: Linda Ramos-McCollum
                                     Fax: 212.623.6380/6168

or to such other addresses as any such party shall deliver to the other parties in writing.

    12. Termination. This Escrow Agreement may be terminated at any time by and upon the receipt of, and compliance by the Escrow Agent with, a written notice of termination executed by

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each of Chelsey and Richemont directing the distribution of all property then held by the Escrow Agent under and pursuant to this Escrow Agreement. This Escrow Agreement shall automatically terminate if and when all of the Escrow Fund (and all the securities in which any of the Escrow Fund shall have been invested) shall have been distributed by the Escrow Agent in accordance with the terms of this Escrow Agreement.

    13.   Miscellaneous.

          (a) Benefit of Parties. This Escrow Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Escrow Agent hereunder and vested with all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Except as otherwise provided herein, no assignment or attempted assignment of this Escrow Agreement or any interest hereunder shall be effective without the written consent of Richemont, Chelsey and the Escrow Agent. Except as otherwise expressly set forth herein and for the Indemnified Parties who are the beneficiaries of Section 5 of the Purchase Agreement, no person shall be, or be deemed to be, a third party beneficiary of this Escrow Agreement. Any assignment of rights or delegation of duties tinder this Escrow Agreement by a party hereto without the prior written consent of the other parties hereto, if such consent is required hereby, shall be void.

          (b) Governing Law. THIS ESCROW AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

          (c) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS ESCROW AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS ESCROW AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER AND (iii) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS ESCROW AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH HEREIN.

          (d) Attorneys' Fees. Should any litigation or arbitration be commenced (including any proceedings


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in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Escrow Agreement or the rights and duties of any person or entity hereunder (including any litigation or arbitration relating to the Obligations set forth in the Purchase Agreement), the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court costs incurred by reason of such litigation or arbitration.

          (e) Severability. If any provision of this Escrow Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Escrow Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          (f) Counterparts. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall be considered to be one agreement.

          (g) Amendments; Waivers. This Escrow Agreement may be amended, waived, supplemented or otherwise modified only by a written instrument executed by the parties hereto. The waiver by any party hereto of a breach of any provision of this Escrow Agreement shall not operate or be construed as a waiver of any subsequent breach.




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          (h) Entire Agreement. This Escrow Agreement contains all of the terms agreed upon between the parties with respect to the subject matter hereof.

          (i) Force Majeure. In the event that any party to this Agreement is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other cause reasonably beyond its control, such party shall not be liable for damages to the other parties for any unforeseeable damages resulting from such failure to perform otherwise from such causes. Performance under this Agreement shall resume when the affected party is able to perform substantially that party's duties.

     IN WITNESS WHEREOF, each of Chelsey, Richemont and the Escrow Agent has signed or caused this Escrow Agreement to be signed by its duly authorized representative as of the date first above written.


                                            CHELSEY DIRECT, LLC


                                            By:  /s/ William B. Wachtel
                                                 ---------------------
                                                 Name:  William B. Wachtel
                                                 Title: Manager


                                            RICHEMONT FINANCE, S.A.


                                            By:  /s/ Morris J. Kramer
                                                 -------------------
                                                 Name:  Morris J. Kramer
                                                 Title: Attorney-in-Fact


                                            THE ESCROW AGENT:

                                            JPMorgan Chase Bank as Escrow Agent

                                            By: /S/ Rola Tseng
                                               ---------------------------------
                                                Name: Rola Tseng
                                                Title: Assistant Vice President